Exhibit 99.1

Second Quarter 2004

Earnings Release and

Supplemental Financials

July 22, 2004

FOR IMMEDIATE RELEASE

CONTACT:	Kevin T. Thompson Executive Vice President Chief Financial Officer (419) 254-6068

Sky Reports Second Quarter Net Income Up 7.2%

July 22, 2004 (Bowling Green, Ohio, NASDAQ: SKYF) Sky Financial Group, Inc. today reported second quarter net income of $40.2 million, up 7.2% versus $37.5 million for the second quarter last year. Second quarter earnings per diluted share were $.43, up 2.4% from $.42 per diluted share for the second quarter last year. Return on average assets and return on average equity were 1.33% and 15.25%, respectively, for the second quarter of 2004, versus 1.24% and 16.78%, respectively, for the second quarter of 2003.

For the six months ended June 30, 2004, Sky reported net income of $98.9 million, or $1.05 per diluted share, increasing from $73.6 million, or $.83 per diluted share, reported for the first six months last year. The current year-to-date net income included $18.7 million, or $.20 per diluted share, from discontinued operations related to Sky’s dental finance unit, which was sold in the first quarter. For the prior year-to-date, discontinued operations contributed $0.9 million, or $.01 per diluted share.

“Our solid second quarter financial results included key accomplishments that will contribute to our continued future earnings growth,” stated Marty E. Adams, chairman and chief executive officer, “Our organic loan growth was very strong, increasing nearly $240 million during the quarter and our fee income, excluding mortgage banking, rose over 20% from last year’s second quarter.”

“As we start the third quarter, we were very pleased to complete our merger with Second Bancorp on July 1st and the core systems conversion on July 5th,” continued Mr. Adams. “This very successful integration reflects an outstanding effort by our employees and provides three of Sky’s regions with new clients, new employees and new opportunities for growth and improved profitability.”

Core operating earnings, which reflect income from continuing operations adjusted to exclude merger, integration and restructuring expenses and significant transactions not representative of ongoing operations, were $40.2 million for the second quarter, up 2.8% versus $39.1 million for the second quarter

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last year. Core operating earnings per diluted share for the second quarter were $.43, down 2.3% from $.44 for the second quarter last year. For the six months ended June 30, 2004, core operating earnings were $80.4 million, or $.85 per diluted share compared to $74.9 million, or $.85 per diluted share, for the same period last year. For the second quarter, on a core operating earnings basis, annualized return on assets and return on equity were 1.34% and 15.44%, respectively, compared with 1.38% and 17.37%, respectively for the same period last year.

Cash operating earnings, which reflect core operating earnings further adjusted to exclude the effects of amortization of intangibles, were $41.5 million, or $.44 per diluted share in the second quarter, compared to $40.2 million and $.45 respectively, for the second quarter last year. For the first six months of 2004, cash operating earnings were $82.9 million, or $.88 per diluted share, up 7.7% and 1.1% respectively versus the prior year. On a cash-operating basis, the annualized return on average tangible equity was 20.09% for the second quarter compared with 22.35% in the same period last year.

Second Quarter Results

Net interest income for the second quarter was $102.7 million, up 5.8% from $97.0 million in the second quarter last year. The net interest margin for the second quarter was 3.69%, the same as the previous quarter and an increase of 3 basis points from the second quarter a year ago. The higher net interest margin from the prior year primarily reflects improvements in funding mix and pricing, despite the lower rate environment versus last year.

Average earning assets increased 5.2% over the second quarter last year from a combination of organic growth and acquisitions. Average loans for the quarter increased 6.6% with organic growth on targeted portfolios contributing approximately 3.3%. Average deposits, excluding time deposits, grew 9.6% from the second quarter last year, which included organic growth of 3.3% in addition to the acquisitions. Including time deposits, average total deposits for the second quarter were up 4.3% from the second quarter last year, but declined 1.7% when the acquisitions were excluded.

Non-interest revenues were $49.6 million for the second quarter, up 5.4% from $47.1 million in the second quarter last year more than offsetting a reduction in mortgage banking revenues. Excluding mortgage banking and net securities transactions, non-interest revenues were up 20.3% with strong results compared to the same quarter last year. Brokerage and insurance commissions were up 24.4%, trust services income was up 12.3% and service charges on deposits increased 17.1%. For the quarter, in a less favorable rate environment, mortgage originations declined and mortgage banking revenues were down $7.0 million, or 50.5% from the year-ago quarter. Securities transactions included net gains of $2.9 million in the second quarter this year versus $0.1 million in the second quarter last year.

Non-interest expenses for the second quarter were $82.3 million compared to $80.1 million in the second quarter last year, which included $3.5 million in merger, integration and restructuring expenses to

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complete the acquisition of Metropolitan Financial Corp. Excluding merger, integration and restructuring expenses, non-interest expenses were $82.3 million compared to $76.6 million in the second quarter last year. Expenses have increased over the prior year’s second quarter mainly due to the acquisitions of Metropolitan Financial Corp., GLB Bancorp. and three insurance agencies over the last year. The efficiency ratio, on a core operating basis excluding the merger, integration and restructuring expenses, was 53.75% for the quarter, compared to 52.88% for the same quarter last year.

Credit Quality

The provision for credit losses for the second quarter was $11.0 million, increasing from $8.3 million in the same quarter last year. The higher provision compared to the second quarter last year was due to higher net charge-offs and strong growth in the loan portfolio. Net credit losses to average loans for the quarter were .48% up from .35% for the second quarter last year. At June 30, 2004, non-performing loans to total loans was 1.09% versus 1.04% a year ago and the allowance for credit losses to non-performing loans was 131% versus 140% last year. Non-performing loans for the second quarter continue to reflect the non-accrual status of loans with payments guaranteed by surety bonds or insurance policies issued by three insurance companies, which remain in litigation.

Continued Expansion

On July 1, 2004, Sky completed its acquisition of Second Bancorp, Incorporated, headquartered in Warren, Ohio, and its wholly-owned subsidiary Second National Bank with $2.1 billion in assets. Upon completion Sky had $14.2 billion in total assets and $10.0 billion in total deposits.

Outlook For 2004

Commenting on 2004, Kevin Thompson, chief financial officer stated, “Based on our solid performance for the first half of the year and with the completion of the Second Bancorp merger, we currently project 2004 GAAP earnings of $1.92 to $1.96 per diluted share, and core operating earnings of $1.76 to $1.80 per diluted share. The projected GAAP earnings results include the first quarter sale of Sky’s dental finance unit and the contribution to earnings of $.20 per diluted share from discontinued operations, as well as the merger-related charges of approximately $.04 per diluted share expected in the third quarter results.”

Conference Call and Supplemental Financial Information

Today, July 22, 2004 at 10:00 a.m., Mr.’s Adams and Thompson will host a conference call to provide an overview of second quarter performance and a business outlook. Participants are encouraged to call in beginning at 9:45 a.m. by dialing 1-800-289-0572 (confirmation code: 349026). A simultaneous web cast of the conference call will also be available and can be accessed via the Investor Relations section of the Sky website at www.skyfi.com. A replay of the call will be available beginning 7:00 p.m. on July 22, 2004 by calling 1-888-203-1112 (confirmation code: 349026). The event will also be archived on the Sky website indefinitely.

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For supplemental financial tables, please refer to the Investor Relations section on our web site at www.skyfi.com.

Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this press release contains certain non-GAAP financial measures. Sky believes that providing certain non-GAAP financial measures provides investors with information useful in understanding Sky’s financial performance, its performance trends and financial position. Specifically, Sky provides measures based on “core operating earnings,” which excludes discontinued operations and merger, integration and restructuring expenses, as well as significant gains, losses or expenses that are not reflective of on-going operations or not expected to recur. In addition, Sky provides measures based on “cash operating earnings,” which further adjusts core operating earnings to exclude the effect of amortization of intangibles. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results. A reconciliation of these non-GAAP measures to the most comparable GAAP equivalent is included in the attached financial tables.

Forward-looking Statement

The information in this press release contains forward-looking statements including certain projections, plans and forecasts of expected future performance that are not historical facts and that are subject to a number of risks and uncertainties. Actual results and performance could differ materially from those contemplated or implied by these forward-looking statements. For a summary of important factors that could affect Sky’s forward-looking statements, please refer to Sky’s filings with the Securities and Exchange Commission (SEC) and available at the SEC’s Internet site (http://www.sec.gov). Sky undertakes no obligation to update or revise these statements following the date of this release.

About Sky Financial Group, Inc.

Sky Financial Group is a $14.3 billion diversified financial holding company with its headquarters located in Bowling Green, Ohio. Sky’s asset size places it among the 50 largest publicly-held bank holding companies in the nation. The company operates over 285 financial centers and over 300 ATMs serving communities in Ohio, Pennsylvania, Michigan, Indiana and West Virginia. Sky’s financial service affiliates include: Sky Bank, commercial and retail banking; Sky Trust, an asset management organization; and Sky Insurance and Stouffer-Herzog Insurance Agency, retail and commercial insurance agency services. Sky is located on the web at www.skyfi.com.

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Summary Financial Tables - Second Quarter 2004

SKY FINANCIAL GROUP, INC.

STATEMENTS OF INCOME (Unaudited)

(Dollars in thousands, except per share data)	Three Months Ended June 30,		Percent Change	Six Months Ended June 30,		Percent Change
	2004	2003		2004	2003
Interest income	$148,027	$150,229	(1.5)%	$297,048	$291,948	1.7%
Interest expense	45,340	53,208	(14.8)	92,558	104,557	(11.5)

Net interest income	102,687	97,021	5.8	204,490	187,391	9.1
Provision for credit losses	11,020	8,325	32.4	17,685	15,825	11.8

Net interest income after provision for credit losses	91,667	88,696	3.3	186,805	171,566	8.9

Non-interest income
Trust services income	4,101	3,652	12.3	8,206	6,991	17.4
Service charges and fees on deposit accounts	11,107	9,489	17.1	20,749	18,094	14.7
Mortgage banking income	6,879	13,884	(50.5)	12,324	23,242	(47.0)
Brokerage and insurance commissions	13,451	10,815	24.4	27,759	21,406	29.7
Net securities gains	2,877	83	3,366.3	4,405	560	686.6
Other income	11,194	9,160	22.2	19,575	16,576	18.1

Total non-interest income	49,609	47,083	5.4	93,018	86,869	7.1

Non-interest expenses
Salaries and employee benefits	43,740	41,083	6.5	87,938	79,473	10.7
Occupancy and equipment expense	13,436	11,890	13.0	26,310	23,726	10.9
Merger, integration and restructuring expense	—	3,486	(100.0)	346	3,486	(90.1)
Other operating expenses	25,122	23,662	6.2	46,207	42,007	100.0

Total non-interest expense	82,298	80,121	2.7	160,801	148,692	8.1

Income from continuing operations before income taxes	58,978	55,658	6.0	119,022	109,743	8.5
Income taxes from continuing operations	18,777	18,836	(0.3)	38,869	37,088	4.8

Income from continuing operations	40,201	36,822	9.2	80,153	72,655	10.3
Income from discontinued operations, net of tax	—	687	(100.0)	18,725	924	1,926.5

Net income	$40,201	$37,509	7.2	$98,878	$73,579	34.4

SHARE DATA:
Earnings per share from continuing operations
Basic	$0.43	$0.41	4.9	$0.86	$0.83	4.0
Diluted	0.43	0.41	4.9	0.85	0.82	4.0
Earnings per share from discontinued operations
Basic	0.00	0.01	—	0.20	0.01	1,900.0
Diluted	0.00	0.01	—	0.20	0.01	1,900.0
Earnings per share
Basic	0.43	0.42	2.4	1.06	0.84	26.0
Diluted	0.43	0.42	2.4	1.05	0.83	27.0
Core operating earnings per share*
Basic	0.43	0.44	(2.3)	0.86	0.85	1.2
Diluted	0.43	0.44	(2.3)	0.85	0.85	0.0
Cash operating earnings per share*
Basic	0.44	0.45	(2.2)	0.89	0.87	2.3
Diluted	0.44	0.45	(2.2)	0.88	0.87	1.2
Cash dividend declared per common share	0.21	0.20	—	0.42	0.40	—
Average shares outstanding
Basic	93,322,000	89,057,000	—	93,140,000	88,064,000	—
Diluted	94,314,000	89,659,000	—	94,274,000	88,632,000	—

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Summary Financial Tables - Second Quarter 2004

PERFORMANCE RATIOS:

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
ACTUAL
Return on average equity	15.25%	16.78%	18.99%	17.06%
Return on average assets	1.33	1.24	1.59	1.28
CONTINUING OPERATIONS
Return on average equity	15.25	16.47	15.39	16.85
Return on average assets	1.33	1.29	1.34	1.34
Efficiency ratio	53.75	55.28	53.75	53.91
Net interest margin (FTE)	3.69	3.66	3.69	3.73
CORE OPERATING *
Core operating earnings	$40,201	$39,088	$80,378	$74,921
Return on average equity	15.25%	17.49%	15.44%	17.37%
Return on average assets	1.33	1.36	1.34	1.38
Efficiency ratio	53.75	52.88	53.63	52.63
CASH OPERATING*
Return on average tangible equity	20.09	22.35	20.40	22.99
Return on average tangible assets	1.40	1.34	1.41	1.45

ACTUAL BALANCE SHEETS (Unaudited)

(Dollars in thousands)

	June 30,		Percent Change
	2004	2003
Cash and due from banks	$223,255	$279,328	(20.1)%
Interest-earning deposits with banks	27,100	38,207	(29.1)
Federal funds sold	—	—	—
Loans held for sale	15,834	120,271	(86.8)
Securities available for sale	2,541,687	2,551,690	(0.4)
Total loans	8,794,596	8,457,338	4.0
Allowance for credit losses	(125,661)	(123,378)	1.9

Net loans	8,668,935	8,333,960	4.0
Premises and equipment	145,315	153,060	(5.1)
Assets of discontinued operations	—	718,429
Other assets	619,757	574,392	7.9

Total Assets	$12,241,883	$12,769,337	(4.1)

Total interest-earning assets	$11,379,217	$11,167,506	1.9

Non-interest-bearing deposits	$1,297,942	$1,208,013	7.4
Interest-bearing deposits	7,484,259	7,500,580	(0.2)

Total deposits	8,782,201	8,708,593	0.8
Repos and federal funds purchased	844,738	949,401	(11.0)
Debt and FHLB advances	1,436,707	1,342,210	7.0
Liabilities of discontinued operations	—	678,743	—
Other liabilities	138,029	175,380	(21.3)
Shareholders’ equity	1,040,208	915,010	13.7

Total Liabilities and Shareholders’ Equity	$12,241,883	$12,769,337	(4.1)

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Summary Financial Tables - Second Quarter 2004

AVERAGE BALANCE SHEETS (Unaudited)

(Dollars in thousands)

	Three Months Ended June 30,		Percent Change	Six Months Ended June 30,		Percent Change
	2004	2003		2004	2003
Cash and due from banks	$198,246	$180,846	9.6%	$207,910	$180,325	15.3
Interest-earning deposits with banks	36,385	30,839	18.0	35,093	29,475	19.1
Federal funds sold	885	1,084	(18.4)	3,025	1,455	107.9
Loans held for sale	31,866	90,716	(64.9)	31,793	88,139	(63.9)
Securities available for sale	2,570,976	2,497,796	2.9	2,510,057	2,376,861	5.6
Total loans	8,631,914	8,099,147	6.6	8,646,231	7,724,855	11.9
Allowance for credit losses	(124,752)	(117,832)	5.9	(124,752)	(112,566)	10.8

Net loans	8,507,162	7,981,315	6.6	8,521,479	7,612,289	11.9
Premises and equipment	147,058	147,703	(0.4)	150,107	139,401	7.7
Assets of discontinued operations	—	694,027	(100.0)	432,389	674,735	(35.9)
Other assets	621,843	555,691	11.9	610,214	504,527	20.9

Total Assets	$12,114,421	$12,180,017	(0.5)	$12,502,067	$11,607,207	7.7

Total interest-earning assets	$11,272,026	$10,719,582	5.2	$11,226,199	$10,220,785	9.8

Non-interest-bearing deposits	$1,297,932	$1,081,124	20.1	$1,263,200	$1,016,879	24.2
Interest-bearing deposits	7,517,853	7,367,482	2.0	7,483,005	7,097,895	5.4

Total deposits	8,815,785	8,448,606	4.3	8,746,205	8,114,774	7.8
Repos and federal funds purchased	788,596	882,223	(10.6)	888,612	827,595	7.4
Debt and FHLB advances	1,309,167	1,184,516	10.5	1,278,520	1,041,485	22.8
Liabilities of discontinued operations	—	654,790	(100.0)	405,903	635,232	(36.1)
Other liabilities	140,355	113,368	23.8	135,769	118,489	14.6
Shareholders’ equity	1,060,518	896,514	18.3	1,047,058	869,632	20.4

Total Liabilities and Shareholders’ Equity	$12,114,421	$12,180,017	(0.5)	$12,502,067	$11,607,207	7.7

ASSET QUALITY DATA:

	June 30,
	2004	2003
Non-accrual loans	$95,674	$86,793
Restructured loans	575	1,266

Total non-performing loans	96,249	88,059
Other real estate owned	10,766	6,840

Total non-performing assets	$107,015	$94,899

Loans 90 days or more past due & still accruing	$12,841	$11,809
Allowance for credit losses	125,661	123,378

ASSET QUALITY RATIOS:
Non-accrual loans to total loans	108.79%	102.62%
Non-performing loans to total loans	1.09	1.04
Non-performing assets to total loans plus other real estate owned	1.22	1.12
Loans 90 days or more past due and still accruing to total loans	0.15	0.14
Allowance for credit losses to non-performing loans	130.56	140.11
Allowance for credit losses to non-performing assets	117.42	130.01
Allowance for credit losses to total loans	1.43	1.46

NET CHARGE-OFFS

	Three Months Ended June 30,
	2004	2003
Net charge-offs	10,402	7,075
Net charge-offs to average loans	0.48	0.35

	Six Months Ended June 30,
	2004	2003
Net charge-offs	16,968	14,327
Net charge-offs to average loans	0.39	0.37

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Summary Financial Tables - Second Quarter 2004

SKY FINANCIAL GROUP, INC.

*NON-GAAP DISCLOSURE RECONCILIATIONS

(Dollars in thousands)

Core operating earnings are net income adjusted to exclude discontinued operations, merger, integration and restructuring expenses and the results of certain significant transactions or events not representative of ongoing operations (“non-operating items”). Cash operating earnings are core operating earnings adjusted to exclude the after-tax effect of amortizing core deposits and other intangibles. Management believes that both core operating earnings and cash operating earnings assist the investor in understanding the impact of non-operating items on reported results.

Core operating earnings

The following reconciles GAAP income from continuing operations to core operating earnings for the three months and six months ended June 30, 2004 and 2003 presented in these tables:

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
Income from continuing operations	$40,201	$36,822	$80,153	$72,655

Merger, integration and restructuring expense	—	3,486	346	3,486
Non-operating gains	—	—	—	—
Tax effect	—	(1,220)	(121)	(1,220)

After-tax non-operating items	—	2,266	225	2,266

Core operating earnings	$40,201	$39,088	$80,378	$74,921

Merger, integration and restructuring expense in 2004 reflect charges associated with the sale of Sky Financial Solutions, Inc.

Merger, integration and restructuring expense in 2003 reflect the impact of charges for the acquisitions of Metropolitan Financial Corp. and GLB Bancorp, Inc. in the second and fourth quarters, respectively. The non-operating gain recognized in the fourth quarter of 2003 relates to a gain on the sale of a building.

Core operating earnings is used as the numerator to calculate core operating return on average assets, core operating return on average equity and core operating earnings per share. Additionally, non-operating items are deducted from non-interest expense in the numerator and non-interest income in the denominator of the core operating efficiency ratio disclosed in the tables. The comparable information on a GAAP basis is also provided in the tables.

Cash operating earnings

The following reconciles operating earnings to cash operating earnings for the three months and six months ended June 30, 2004 and 2003 presented in these tables:

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
Core operating earnings	$40,201	$39,088	$80,378	$74,921

Amortization of core deposits and other intangible assets	1,943	1,704	3,850	3,124
Tax effect	(680)	(596)	(1,347)	(1,094)

After-tax non-operating items	1,263	1,108	2,503	2,030

Cash operating earnings	$41,464	$40,196	$82,881	$76,951

Cash operating earnings is used as the numerator to calculate the cash operating return on average tangible equity and the cash operating return on average tangible assets. The denominator of each ratio is adjusted to deduct the average balance of intangible assets during the period. The comparable GAAP information is also included in the tables.

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Summary Financial Tables - Second Quarter 2004

The following table reconciles average GAAP equity to average tangible equity for the three and six months ended June 30, 2004 and 2003, presented in the tables.

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
Average GAAP equity	$1,060,518	$896,514	$1,047,058	$869,632

Goodwill	198,414	142,630	198,364	159,765
Core deposits and other intangibles	49,056	50,191	48,596	53,664
Deferred taxes	(17,170)	(17,567)	(17,009)	(18,782)

	230,300	175,254	229,951	194,647

Average tangible equity	$830,218	$721,260	$817,107	$674,985

The following table reconciles average GAAP assets to average tangible assets for the three months and six months ended June 30, 2004 and 2003, presented in the tables.

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
Average GAAP assets	$12,114,421	$12,180,017	$12,502,067	$11,607,207

Goodwill	198,414	142,630	198,364	159,765
Core deposits and other intangibles	49,056	50,191	48,596	53,664
Deferred taxes	(17,170)	(17,567)	(17,009)	(18,782)

	230,300	175,254	229,951	194,647

Average tangible assets	$11,884,121	$12,004,763	$12,272,116	$11,412,560

The following table reconciles GAAP earnings per share to operating earnings per share, core operating earnings per share and cash operating earnings per share:

Basic EPS

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
Net income	$0.43	$0.42	$1.06	$0.84
After-tax earnings from discontinued operations	—	(0.01)	(0.20)	(0.01)
After-tax merger, integration and restructuring	—	0.03	0.00	0.03

Core operating earnings	0.43	0.44	0.86	0.85
After-tax amortization of core deposits and other intangible assets	0.01	0.01	0.03	0.02

Cash operating earnings	$0.44	$0.45	$0.89	$0.87

Diluted EPS

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
Net income	$0.43	$0.42	$1.05	$0.83
After-tax earnings from discontinued operations	—	(0.01)	(0.20)	(0.01)
After-tax merger, integration and restructuring	—	0.03	0.00	0.03

Core operating earnings	0.43	0.44	0.85	0.85
After-tax amortization of core deposits and other intangible assets	0.01	0.01	0.03	0.02

Cash operating earnings	$0.44	$0.45	$0.88	$0.87

— end —

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Second Quarter 2004

Supplemental Financial Information

July 22, 2004

Supplemental Financial Information - Second Quarter 2004

SKY FINANCIAL GROUP, INC.

FIVE QUARTERS STATEMENTS OF INCOME (Unaudited)

(Dollars in thousands)

	2004		2003
	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
Fully taxable equivalent interest income	$148,839	$149,872	$151,054	$152,635	$151,054

Interest income	$148,027	$149,021	$150,407	$151,707	$150,229
Interest expense	45,340	47,218	47,358	50,904	53,208

Net interest income	102,687	101,803	103,049	100,803	97,021
Provision for credit losses	11,020	6,665	9,975	8,325	8,325

Net interest income after provision for credit losses	91,667	95,138	93,074	92,478	88,696

Non-interest income
Trust services income	4,101	4,105	3,773	3,585	3,652
Service charges and fees on deposit accounts	11,107	9,642	10,182	9,932	9,489
Mortgage banking income	6,879	5,445	5,231	19,359	13,884
Brokerage and insurance commissions	13,451	14,308	11,233	10,047	10,815
Net securities gains (losses)	2,877	1,528	2,345	(2,034)	83
Other income	11,194	8,381	9,285	9,090	9,160

Total non-interest income	49,609	43,409	42,049	49,979	47,083

Non-interest expenses
Salaries and employee benefits	43,740	44,198	39,326	45,261	41,083
Occupancy and equipment expense	13,436	12,874	13,312	12,987	11,890
Merger, integration and restructuring expense	—	346	1,091	—	3,486
Other operating expenses	25,122	21,085	22,913	23,604	23,662

Total non-interest expense	82,298	78,503	76,642	81,852	80,121

Income from continuing operations before income taxes	58,978	60,044	58,481	60,605	55,658
Income taxes from continuing operations	18,777	20,092	18,896	20,166	18,836

Income from continuing operations	40,201	39,952	39,585	40,439	36,822

Income from discontinued operations, net of tax	—	18,725	1,883	1,131	687

Net income	$40,201	$58,677	$41,468	$41,570	$37,509

Core operating earnings	$40,201	$40,177	$39,687	$40,439	$39,088

Supplemental Financial Information - Second Quarter 2004

SKY FINANCIAL GROUP, INC.

FIVE QUARTER PERFORMANCE RATIOS AND SHARE DATA

(Unaudited)

PERFORMANCE RATIOS

ACTUAL

	2004		2003
	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
Return on average equity	15.25%	22.83%	16.82%	18.00%	16.78%
Return on average assets	1.33	1.83	1.28	1.31	1.24

CONTINUING OPERATIONS

	2004		2003
	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
Return on average equity	15.25%	15.55%	16.05%	17.51%	16.47%
Return on average assets	1.33	1.34	1.31	1.35	1.29
Net interest rate spread (FTE)	3.41	3.43	3.45	3.41	3.39
Net interest rate margin (FTE)	3.69	3.69	3.70	3.66	3.66
Efficiency ratio	53.75	53.75	52.59	53.95	55.28

CORE OPERATING *

	2004		2003
	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
Return on average equity	15.25%	15.63%	16.09%	17.51%	17.49%
Return on average assets	1.33	1.34	1.32	1.35	1.36
Efficiency ratio	53.75	53.51	51.84	53.95	52.88

CASH OPERATING*

	2004		2003
	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
Return on average tangible equity	20.09%	20.64%	21.13%	22.99%	22.35%
Return on average assets	1.40	1.32	1.29	1.33	1.34

Supplemental Financial Information - Second Quarter 2004

SKY FINANCIAL GROUP, INC.

FIVE QUARTER SHARE DATA

(Unaudited)

	2004		2003
	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
Earnings per share from continuing operations
Basic	$0.43	$0.43	$0.43	$0.45	$0.41
Diluted	0.43	0.42	0.43	0.44	0.41
Earnings per share from discontinued operations
Basic	—	0.20	0.02	0.01	0.01
Diluted	—	0.20	0.02	0.01	0.01
Earnings per share
Basic	$0.43	$0.63	$0.45	$0.46	$0.42
Diluted	0.43	0.62	0.45	0.46	0.42
Core operating earnings per share*
Basic	0.43	0.43	0.43	0.45	0.44
Diluted	0.43	0.43	0.43	0.44	0.44
Cash operating earnings per share*
Basic	0.44	0.44	0.44	0.46	0.45
Diluted	0.44	0.44	0.44	0.46	0.45
Cash dividend declared per common share	0.21	0.21	0.21	0.20	0.20
Book value per share	11.13	11.46	10.80	10.31	10.16
Average shares outstanding
Basic	93,322,000	92,957,000	92,019,000	90,303,000	89,057,000
Diluted	94,314,000	94,226,000	93,122,000	91,204,000	89,659,000
Book value calculation shares outstanding	93,420,000	93,063,000	92,459,000	90,383,000	90,070,000

Supplemental Financial Information - Second Quarter 2004

SKY FINANCIAL GROUP, INC.

FIVE QUARTER AVERAGE BALANCE SHEETS (Unaudited)

(Dollars in thousands)

	2004		2003
	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
Cash and due from banks	$198,246	$217,575	$202,720	$202,099	$180,846
Interest-earning deposits with banks	36,385	33,800	39,238	35,814	30,839
Federal funds sold	885	5,165	8,497	1,337	1,084
Loans held for sale	31,866	31,720	28,980	81,493	90,716
Securities available for sale	2,570,976	2,449,138	2,508,711	2,499,421	2,497,796
Total loans	8,631,914	8,660,549	8,546,675	8,406,189	8,099,147
Allowance for credit losses	(124,752)	(124,751)	(123,629)	(123,766)	(117,832)

Net loans	8,507,162	8,535,798	8,423,046	8,282,423	7,981,315
Premises and equipment	147,058	153,155	153,866	152,393	147,703
Assets of discontinued operations	—	864,779	837,579	760,808	694,027
Other assets	621,843	598,585	605,606	610,294	555,691

Total Assets	$12,114,421	$12,889,715	$12,808,243	$12,626,082	$12,180,017

Total interest-earning assets	$11,272,026	$11,180,372	$11,132,101	$11,024,254	$10,719,582

Non-interest-bearing deposits	$1,297,932	$1,228,468	$1,214,825	$1,180,213	$1,081,124
Interest-bearing deposits	7,517,853	7,448,158	7,427,640	7,541,423	7,367,482

Total deposits	8,815,785	8,676,626	8,642,465	8,721,636	8,448,606
Repos and federal funds purchased	788,596	988,628	917,789	824,163	882,223
Debt and FHLB advances	1,309,167	1,247,874	1,359,818	1,318,043	1,184,516
Liabilities of discontinued operations	—	811,805	787,410	716,249	654,790
Other liabilities	140,355	131,183	122,437	129,682	113,368
Shareholders’ equity	1,060,518	1,033,599	978,324	916,309	896,514

Total Liabilities and Shareholders’ Equity	$12,114,421	$12,889,715	$12,808,243	$12,626,082	$12,180,017

Supplemental Financial Information - Second Quarter 2004

SKY FINANCIAL GROUP, INC.

FIVE QUARTER ACTUAL BALANCE SHEETS (Unaudited)

(Dollars in thousands)

	2004		2003
	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
Cash and due from banks	$223,255	$200,783	$251,364	$184,782	$279,328
Interest-earning deposits with banks	27,100	29,051	22,808	39,564	38,207
Federal funds sold	—	—	—	—	—
Loans held for sale	15,834	57,650	28,062	46,332	120,271
Securities available for sale	2,541,687	2,613,816	2,511,369	2,573,009	2,551,690
Total loans	8,794,596	8,555,651	8,643,862	8,406,735	8,457,338
Allowance for credit losses	(125,661)	(125,043)	(124,943)	(122,617)	(123,378)

Net loans	8,668,935	8,430,608	8,518,919	8,284,118	8,333,960
Premises and equipment	145,315	152,621	153,285	152,219	153,060
Assets of discontinued operations	—	—	874,765	802,702	718,429
Other assets	619,757	608,862	585,623	579,896	574,392

Total Assets	$12,241,883	$12,093,391	$12,946,195	$12,662,622	$12,769,337

Total interest-earning assets	$11,379,217	$11,256,168	$11,206,101	$11,065,640	$11,167,506

Non-interest-bearing deposits	$1,297,942	$1,229,981	$1,233,272	$1,158,281	$1,208,013
Interest-bearing deposits	7,484,259	7,541,365	7,282,261	7,453,863	7,500,580

Total deposits	8,782,201	8,771,346	8,515,533	8,612,144	8,708,593
Repos and federal funds purchased	844,738	931,792	994,896	780,608	949,401
Debt and FHLB advances	1,436,707	1,156,419	1,475,781	1,447,478	1,342,210
Liabilities of discontinued operations	—	—	822,498	755,365	678,743
Other liabilities	138,029	167,677	138,911	135,083	175,380
Shareholders’ equity	1,040,208	1,066,157	998,576	931,944	915,010

Total Liabilities and Shareholders’ Equity	$12,241,883	$12,093,391	$12,946,195	$12,662,622	$12,769,337

Supplemental Financial Information - Second Quarter 2004

SKY FINANCIAL GROUP, INC.

FIVE QUARTER LOAN TABLES (Unaudited)

(Dollars in thousands)

Actual

	2004		2003
	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
Residential Mortgage	$905,249	$891,088	$905,007	$783,003	$803,747
Home Equity	1,266,508	1,176,581	1,140,310	1,057,301	996,140
Consumer	694,732	717,789	770,901	787,436	814,710
Commercial Real Estate	3,417,236	3,455,525	3,387,202	3,321,713	3,296,428
Commercial & Industrial	2,510,871	2,314,668	2,440,442	2,457,282	2,546,313

Total Loans	$8,794,596	$8,555,651	$8,643,862	$8,406,735	$8,457,338

Residential Mortgage	10%	10%	10%	9%	10%
Home Equity	14%	13%	13%	12%	11%
Consumer	8%	8%	9%	9%	10%
Commercial Real Estate	39%	40%	39%	40%	39%
Commercial & Industrial	29%	27%	28%	29%	30%

Total Loans	100%	100%	100%	100%	100%

Average

	2004		2003
	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
Residential Mortgage	$896,779	$897,703	$780,998	$794,756	$800,027
Home Equity	1,219,822	1,159,333	1,163,658	1,026,317	925,892
Consumer	710,848	751,371	778,355	797,113	812,765
Commercial Real Estate	3,523,316	3,483,466	3,440,354	3,312,295	3,246,384
Commercial & Industrial	2,281,149	2,368,676	2,383,310	2,475,708	2,314,079

Total Loans	$8,631,914	$8,660,549	$8,546,675	$8,406,189	$8,099,147

Residential Mortgage	10%	10%	9%	9%	10%
Home Equity	14%	13%	13%	12%	11%
Consumer	8%	9%	9%	9%	10%
Commercial Real Estate	41%	40%	40%	39%	40%
Commercial & Industrial	26%	27%	28%	29%	29%

Total Loans	100%	100%	100%	100%	100%

Supplemental Financial Information - Second Quarter 2004

SKY FINANCIAL GROUP, INC.

FIVE QUARTER FUNDING TABLES (Unaudited)

(Dollars in thousands)

Actual

	2004		2003
	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
Non-interest-bearing demand deposits	1,297,942	1,229,981	1,233,272	1,158,281	1,208,013
Interest-bearing demand deposits	238,646	257,931	223,096	258,845	220,825
Savings deposits	3,493,196	3,610,996	3,447,033	3,488,911	3,417,686
Time deposits	3,752,417	3,672,439	3,612,132	3,706,107	3,862,069

Total deposits	8,782,201	8,771,347	8,515,533	8,612,144	8,708,593
Short-term borrowings	844,738	931,792	994,896	780,608	949,401
Trust preferred securities	145,583	169,669	164,805	171,176	164,494
Debt and FHLB advances	1,291,123	986,750	1,310,976	1,276,302	1,177,716

Total funding sources	11,063,645	10,859,558	10,986,210	10,840,230	11,000,204

Average

	2004		2003
	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
Non-interest-bearing demand deposits	1,297,932	1,228,468	1,214,825	1,180,213	1,081,124
Interest-bearing demand deposits	239,174	238,777	262,812	252,475	215,687
Savings deposits	3,554,212	3,558,869	3,517,407	3,489,416	3,344,855
Time deposits	3,724,467	3,650,512	3,647,421	3,799,532	3,806,940

Total deposits	8,815,785	8,676,626	8,642,465	8,721,636	8,448,606
Short-term borrowings	788,596	988,628	917,789	824,163	882,223
Trust preferred securities	163,503	164,859	165,800	164,569	152,419
Debt and FHLB advances	1,145,664	1,083,015	1,194,018	1,153,474	1,032,097

Total funding sources	10,913,548	10,913,128	10,920,072	10,863,842	10,515,345

Supplemental Financial Information - Second Quarter 2004

SKY FINANCIAL GROUP, INC.

FIVE QUARTER ASSET QUALITY (Unaudited)

(Dollars in thousands)

The following asset quality information does not include Sky Financial Solutions.

ASSET QUALITY DATA:

	2004		2003
	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
Non-accrual loans	$95,674	$90,132	$81,979	$87,188	$86,793
Restructured loans	575	585	599	1,245	1,266

Total non-performing loans	96,249	90,717	82,578	88,433	88,059
Other real estate owned	10,766	10,775	10,441	7,583	6,840

Total non-performing assets	$107,015	$101,492	$93,019	$96,016	$94,899

Loans 90 days or more past due & still accruing	$12,841	$26,039	$13,841	$11,906	$11,809
Net charge-offs	10,402	6,565	9,330	9,086	7,075
Allowance for credit losses	125,661	125,043	124,943	122,617	123,378

ASSET QUALITY RATIOS:

	2004		2003
	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
Non-accrual loans to total loans	1.09%	1.05%	0.95%	1.04%	1.03%
Non-performing loans to total loans	1.09	1.06	0.96	1.05	1.04
Non-performing assets to total loans plus other real estate owned	1.22	1.18	1.07	1.14	1.12
Loans 90 days or more past due and still accruing to total loans	0.15	0.30	0.16	0.14	0.14
Net charge-offs to average loans	0.48	0.30	0.43	0.43	0.35
Allowance for credit losses to non-performing loans	130.56	137.84	151.30	138.66	140.11
Allowance for credit losses to non-performing assets	117.42	123.20	134.32	127.70	130.01
Allowance for credit losses to total loans	1.43	1.46	1.45	1.46	1.46

Supplemental Financial Information - Second Quarter 2004

SKY FINANCIAL GROUP, INC.

*NON-GAAP DISCLOSURE RECONCILIATIONS

(Dollars in thousands)

Core operating earnings are net income adjusted to exclude discontinued operations, merger, integration and restructuring expenses and the results of certain significant transactions or events not representative of ongoing operations (“non-operating items”). Cash operating earnings are core operating earnings adjusted to exclude the after-tax effect of amortizing core deposits and other intangibles. Management believes that both core operating earnings and cash operating earnings assist the investor in understanding the impact of non-operating items on reported results.

Core operating earnings

The following reconciles GAAP income from continuing operations to core operating earnings for the six months ended June 30, 2004 and 2003 as well as for each of the five quarters presented in these tables:

	June 30,
	2004	2003
Income from continuing operations	$80,153	$72,655

Merger, integration and restructuring expense	346	3,486
Non-operating gains	—	—
Tax effect	(121)	(1,220)

After-tax non-operating items	225	2,266

Core operating earnings	$80,378	$74,921

	2004		2003
	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
Income from continuing operations	$40,201	$39,952	$39,585	$40,439	$36,822

Merger, integration and restructuring expense	—	346	1,091	—	3,486
Non-operating gains	—	—	(934)	—	—
Tax effect	—	(121)	(55)	—	(1,220)

After-tax non-operating items	—	225	102	—	2,266

Core operating earnings	$40,201	$40,177	$39,687	$40,439	$39,088

Merger, integration and restructuring expense in 2004 reflect charges associated with the sale of Sky Financial Solutions, Inc.

Merger, integration and restructuring expense in 2003 reflect the impact of charges for the acquisitions of Metropolitan Financial Corp. and GLB Bancorp, Inc. in the second and fourth quarters, respectively. The non-operating gain recognized in the fourth quarter of 2003 relates to a gain on the sale of a building.

Core operating earnings is used as the numerator to calculate core operating return on average assets, core operating return on average equity and core operating earnings per share. Additionally, non-operating items are deducted from non-interest expense in the numerator and non-interest income in the denominator of the core operating efficiency ratio disclosed in the tables. The comparable information on a GAAP basis is also provided in the tables.

Cash operating earnings

The following reconciles operating earnings to cash operating earnings for the six months ended June 30, 2004 and 2003 as well as for each of the five quarters presented in these tables:

	June 30,
	2004	2003
Core operating earnings	$80,378	$74,921

Amortization of core deposits and other intangible assets	3,850	3,124
Tax effect	(1,347)	(1,094)

After-tax non-operating items	2,503	2,030

Cash operating earnings	$82,881	$76,951

Supplemental Financial Information - Second Quarter 2004

	2004		2003
	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
Core operating earnings	$40,201	$40,177	$39,687	$40,439	$39,088

Amortization of core deposits and other intangible assets	1,943	1,907	1,903	1,869	1,704
Tax effect	(680)	(667)	(666)	(654)	(596)

After-tax non-operating items	1,263	1,240	1,237	1,215	1,108

Cash operating earnings	$41,464	$41,417	$40,924	$41,654	$40,196

Cash operating earnings is used as the numerator to calculate the cash operating return on average tangible equity and the cash operating return on average tangible assets. The denominator of each ratio is adjusted to deduct the average balance of intangible assets during the period. The comparable GAAP information is also included in the tables.

The following table reconciles average GAAP equity to average tangible equity for the six months ended June 30, 2004 and 2003, as well as for each of the period ends presented in the tables.

	June 30,
	2004	2003
Average GAAP equity	$1,047,058	$869,632

Goodwill	198,364	159,765
Core deposits and other intangibles	48,596	53,664
Deferred taxes	(17,009)	(18,782)

	229,951	194,647

Average tangible equity	$817,107	$674,985

	2004		2003
	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
Average GAAP equity	$1,060,518	$1,033,599	$978,324	$916,309	$896,514

Goodwill	198,414	193,561	174,660	162,568	142,630
Core deposits and other intangibles	49,056	50,474	54,176	53,626	50,191
Deferred taxes	(17,170)	(17,666)	(18,962)	(18,769)	(17,567)

	230,300	226,369	209,874	197,425	175,254

Average tangible equity	$830,218	$807,230	$768,450	$718,884	$721,260

The following table reconciles average GAAP assets to average tangible assets for the six months ended June 30, 2004 and 2003, as well as for each of the period ends presented in the tables.

	June 30,
	2004	2003
Average GAAP assets	$12,502,067	$11,607,207

Goodwill	198,364	159,765
Core deposits and other intangibles	48,596	53,664
Deferred taxes	(17,009)	(18,782)

	229,951	194,647

Average tangible assets	$12,272,116	$11,412,560

	2004		2003
	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
Average GAAP assets	$12,114,421	$12,889,715	$12,808,243	$12,626,082	$12,180,017

Goodwill	198,414	193,561	174,660	162,568	142,630
Core deposits and other intangibles	49,056	50,474	54,176	53,626	50,191
Deferred taxes	(17,170)	(17,666)	(18,962)	(18,769)	(17,567)

	230,300	226,369	209,874	197,425	175,254

Average tangible assets	$11,884,121	$12,663,346	$12,598,369	$12,428,657	$12,004,763

Supplemental Financial Information - Second Quarter 2004

The following table reconciles GAAP earnings per share to operating earnings per share, core operating earnings per share and cash operating earnings per share (certain information does not add due to rounding):

Basic EPS

	June 30,
	2004	2003
Net income	$1.06	$0.84
After-tax earnings from discontinued operations	(0.20)	(0.01)
After-tax merger, integration and restructuring	0.00	0.03

Core operating earnings	0.86	0.85
After-tax amortization of core deposits and other intangible assets	0.03	0.02

Cash operating earnings	$0.89	$0.87

	2004		2003
	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
Net income	$0.43	$0.63	$0.45	$0.46	$0.42
After-tax earnings from discontinued operations	—	(0.20)	(0.02)	(0.01)	(0.01)
After-tax merger, integration and restructuring	—	0.00	0.00	—	0.03

Core operating earnings	0.43	0.43	0.43	0.45	0.44
After-tax amortization of core deposits and other intangible assets	0.01	0.01	0.01	0.01	0.01

Cash operating earnings	$0.44	$0.44	$0.44	$0.46	$0.45

Diluted EPS

	June 30,
	2004	2003
Net income	$1.05	$0.83
After-tax earnings from discontinued operations	(0.20)	(0.01)
After-tax merger, integration and restructuring	0.00	0.03

Core operating earnings	0.85	0.85
After-tax amortization of core deposits and other intangible assets	0.03	0.02

Cash operating earnings	$0.88	$0.87

	2004		2003
	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
Net income	$0.43	$0.62	$0.45	$0.46	$0.42
After-tax earnings from discontinued operations	—	(0.20)	(0.02)	(0.01)	(0.01)
After-tax merger, integration and restructuring	—	0.01	0.00	—	0.03

Core operating earnings	0.43	0.43	0.43	0.45	0.44
After-tax amortization of core deposits and other intangible assets	0.01	0.01	0.01	0.01	0.01

Cash operating earnings	$0.44	$0.44	$0.44	$0.46	$0.45

11